UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

CLEAN POWER CONCEPTS INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-52035
(State or other jurisdiction of incorporation)	(Commission File No.)

1620 McAra Street

Regina, Saskatchewan, Canada S4N 6H6

(Address of principal executive offices and Zip Code)

306-546-8327

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Company hereby amends its Current Report on Form 8-K filed on September 20, 2011 to add as an exhibit the letter it received from Madsen & Associates CPA’s, Inc.

Item 4.02     Non-Reliance on Previously Issued Financial Statements

We received a letter from Madsen & Associates CPA’s, Inc. addressed to the Securities and Exchange Commission, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(a) – (c)

N/A

(d)  Exhibits.

10.1 Letter from Madsen & Associates CPA’s, Inc. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

Date: September 29, 2011	By:	/s/ Michael Shenher
Michael Shenher
Chief Executive Officer